Exhibit 10.32

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Agreement”) is made as of October 2, 2009, as an amendment to that certain Amended and Restated Credit Agreement dated as of January 30, 2009, by and among GPF Acquisition, LLC, Walker & Dunlop Multifamily, Inc., Walker & Dunlop GP, LLC, Green Park Financial Limited Partnership, Walker & Dunlop, Inc., Walker & Dunlop, LLC, Bank of America, N.A., as Administrative Agent and Collateral Agent, and the Lenders party thereto, as amended (the “Credit Agreement”). Capitalized terms used herein without definition have the meanings specified therefor in the Credit Agreement.

R E C I T A L S

The Loan Parties and WDLLC (collectively, the “Obligor Group”) have requested that the Administrative Agent and the Lenders (a) consent to (i) certain amendments to the Amended and Restated Operating Agreement of WDLLC dated January 30, 2009 (the “WDLLC  Agreement”) pursuant to Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto, respectively, to be in substantially the forms of Exhibits A, and B and C annexed hereto (the “LLC Agreement Amendments”), and (ii) as required pursuant to the definitions of Normal Warehousing Line and Supplemental Warehousing Line in the Credit Agreement, the amendment and restatement of the Warehousing Agreement to, among other things, permanently increase to $100,000,000 the maximum revolving credit limit thereunder (the “Warehousing Line Amendment and Restatement”), and (b) agree to amend the Credit Agreement, and the Administrative Agent and the Lenders have agreed to do so, on, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Consents. Subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders hereby consent to the LLC Agreement Amendments and the Warehousing Line Amendment and Restatement. To the extent required pursuant to any applicable provisions of the Credit Agreement, no consent to any other amendments to or modifications or waivers of any provisions of the WDLLC Agreement, or of the Warehousing Agreement are to be inferred from the within consents. Any such further amendments, modifications, or waivers shall be subject to all applicable provisions of the Credit Agreement.

2.                                       Amendment to Credit Agreement. Effective as of the Effective Date (as hereafter defined), the Credit Agreement is hereby amended as follows:

(a)                                  Section 1.01 is hereby amended by adding the following definition in the appropriate alphabetical order:

“Second Amendment Effective Date” means the “Effective Date” as defined in that certain Second Amendment and Consent to this Agreement dated as of October 2, 2009.

(b)                                 Section 7.06(a) is hereby amended by adding the following text immediately prior to the semi-colon appearing at the end thereof:

“ or, from and after the Second Amendment Effective Date, as in effect on the Second Amendment Effective Date, as applicable”

3.                                       Obligor Group Acknowledgments. Each member of the Obligor Group acknowledges, confirms and agrees that:

(a)                                  Except as provided herein, the terms and conditions of the Credit Agreement and the other Loan Documents (each as previously amended to the date hereof) remain in full force and effect, and each hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Credit Agreement and the other Loan Documents applicable to such Person, and (y) represents and warrants that:

(i)                                          other than pursuant to the LLC Agreement Amendments as of the Effective Date, the WDLLC Agreement has not been amended, nor any provisions thereof modified or waived.

(ii)                                       no Default or Event of Default exists as of the date such Person executes this Agreement, nor will a Default or Event of Default exist as of the Effective Date.

(iii)                                    the representations and warranties made by, or with respect to, each such Person in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof as if remade herein, and will be true and correct as of the Effective Date, except as to (1) matters which speak to a specific date, and (2) changes in the ordinary course to the extent permitted and contemplated by the Credit Agreement.

(iv)                                   each such Person has the power and authority and legal right to execute, deliver and perform this Agreement, has taken any necessary action to authorize the execution, delivery, and performance of this Agreement, and the individual executing and delivering this Agreement on behalf of such Person is duly authorized to do so.

(v)                                      this Agreement has been duly executed and delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(b)                                 By granting the consents set forth in Section 1 hereof, the Administrative Agent and the Lenders are not consenting to any other or subsequent amendment to, or modification or waiver of any other provisions of, the WDLLC Agreement or the Warehousing Agreement, or to any waiver of the strict application of all applicable provisions of the Credit Agreement and the other Loan Document.

(c)                                  This Agreement constitutes a Loan Document, and the Obligations include the Obligations as amended by this Agreement.

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(d)                                 Such Person has no defenses, set offs or counterclaims with respect to any of its obligations to the Administrative Agent, the Collateral Agent, or the Lenders, and hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action whatever kind or nature, whether known or unknown, which it has or may have as of the date hereof and as of the Effective Date against the Administrative Agent, the Collateral Agent, and/or any of the Lenders, or their respective affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter connected with the Credit Agreement or the administration thereof or the obligations created thereby.

4.                                       Conditions Precedent. This Agreement shall be effective upon the satisfaction by the Obligor Group of, or written waiver by the Administrative Agent of, the following conditions and any other conditions set forth in this Agreement, by no later than 5:00 p.m. on the date set forth above, as such date may be extended in writing by the Administrative Agent, in its sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Agreement and all related documents shall be null and void at the option of the Administrative Agent:

(a)                                  Delivery to the Administrative Agent of the following:

(i)                                          This Agreement, duly executed by each member of the Obligor Group,

(ii)                                       Copies of fully executed counterparts of the WDLLC Agreement Amendments, and

(iii)                                    Such other documents as the Administrative Agent or Collateral Agent reasonably may require, duly executed and delivered.

(b)                                 No Default or Event of Default shall have occurred and be continuing.

(c)                                  In addition to all other expense payment and reimbursement obligations of the Obligor Group under the Credit Agreement and other Loan Documents, the Borrower will, promptly following its receipt of an appropriate invoice therefor, pay or reimburse the Agents for all of their reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of this Agreement and any other documents in connection herewith and the matters addressed in and contemplated by, this Agreement

5.                                   Miscellaneous.

(a)                                  The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Agents in connection with this Agreement.

(b)                                 The terms and provisions of this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and the documents related thereto and, except as expressly modified by this Agreement, the terms and provisions of

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the Credit Agreement and such other documents are ratified and confirmed and shall continue in full force and effect.

(c)                                  This Agreement shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(d)                                 This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver original signed counterparts of this Agreement to each other party if so requested by such other party.

(e)                                  This Agreement constitutes the complete agreement among the Obligor Group and the Credit Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understanding relating to the subject matter of this Agreement, and may not be modified, altered, or amended except in accordance with the Credit Agreement.

(f)                                    Time is of the essence with respect to all aspects of this Agreement.

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Executed as a sealed instrument as of the date first above written.

GPF ACQUISITION, LLC

By: Walker & Dunlop GP, LLC, its Managing Member

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	Managing Member

WALKER & DUNLOP MULTIFAMILY, INC.

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President and Chief Executive Officer

WALKER & DUNLOP GP, LLC

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	Managing Member

GREEN PARK FINANCIAL LIMITED PARTNERSHIP

By: Walker & Dunlop GP, LLC, its Managing General Partner

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	Managing Member

WALKER & DUNLOP, INC.

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President and Chief Executive Officer

WALKER & DUNLOP, INC.

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President and Chief Executive Officer

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BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, and a Lender

By:	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Mary Jo Reiss
Name:	Mary Jo Reiss
Title:	Vice President

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EXHIBIT A

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED OPERATING AGREEMENT OF

WALKER & DUNLOP, LLC

THIS AMENDMENT NO. 1 (“Amendment”) to the Amended and Restated Operating Agreement of Walker & Dunlop, LLC, a Delaware limited liability company (the “Company”), dated January 30, 2009 (the “Operating Agreement”), is entered into by and among Green Park Financial Limited Partnership (“GPF”), Walker & Dunlop, Inc. (“W&D”), Column Guaranteed LLC (“CGL”), Walker & Dunlop II, LLC (“Employee LLC”) and such other Persons who may be admitted as Members pursuant to the Operating Agreement from time to time, and is effective as of the        day of             , 2009. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

RECITALS

WHEREAS, the Company is party to that certain Amended and Restated Credit Agreement, dated as of January 30, 2009, among GPF Acquisition, LLC (as Borrower thereunder), Walker & Dunlop Multifamily, Inc., and Walker & Dunlop GP, LLC (as Guarantors thereunder), GPF, W&D and the Company (as Pledgors thereunder), each lender from time to time party thereto, and Bank of America, N.A. (as Administrative Agent and Collateral Agent thereunder) (the “Credit Agreement”);

WHEREAS, GPF, W&D, CGL and Employee LLC have each pledged and granted a security interest in the Units owned by it to secure, in part, the obligations of the Borrower under the Credit Agreement (the “Pledge”) and in connection therewith the Company has entered into Control Agreements, dated as of January 30, 2009, with the Collateral Agent (the “Control Agreements”);

WHEREAS, Section 11.2.1 of the Operating Agreement contains restrictions on the transfer of Employee LLC Units;

WHEREAS, the Company and the Members desire (i) to amend Section 11.2.1 of the Operating Agreement to permit the transfer of the Employee LLC Units in connection with the Pledge, (ii) to amend the Operating Agreement to designate the Units as “securities” for purposes of the Uniform Commercial Code and (iii) to ratify and confirm the Control Agreements;

WHEREAS, Section 15.4.1 of the Operating Agreement provides that the Operating Agreement may be amended at any time with the written consent of the Company and for so long as the CGL Members have an aggregate Common Sharing Percentage of at least 15%, Common Members who are the record owners of at least 75% of the then issued and outstanding Units; and

WHEREAS, GPF, W&D, CGL and Employee LLC are the record owners of all of the issued and outstanding Units.

NOW, THEREFORE, in consideration of the foregoing and of good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby consent and agree as follows:

1.     Amendment to Article XI. Section 11.2.1 of the Operating Agreement is hereby amended and restated in its entirety as follows:

“11.2.1. Employee LLC Units may not be Transferred; provided, however, any Member may pledge its Employee LLC Unit to secure the Retained GPF Debt (including any extensions, modifications or refinancing thereof effected at the request of the Board of Managers) and may Transfer its Employee LLC Units to such lenders in the event of the foreclosure of such pledge or any purchaser in such foreclosure.”

2.     Amendment to Article XV. Section 15.16 is hereby added to the Operating Agreement as follows:

“Section 15.16 UCC Article 8. The Company and the Members hereby opt into Article 8 of the UCC and the Units shall be deemed “securities” for purposes of UCC compliance only. The act of opting into Article 8 of the UCC shall not categorize the Units as “securities” for any other non-UCC purpose, including, without limitation, under any federal investment company laws or federal or state securities laws.”

3.     Reaffirmation of Control Agreement. The Company and the Members hereby reaffirm and confirm the Control Agreements and all obligations and rights thereunder.

4.     No Further Amendment. Except as hereby amended, the Operating Agreement shall remain unchanged and in full force and effect in accordance with its terms.

5.     Headings. The various section headings in this Amendment are included herein for convenience of reference only, do not constitute a part of this Amendment for any other purpose, and shall not be considered in interpreting this Amendment.

6.     Severability. In the event one or more of the provisions of this Amendment is or becomes invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.     Entire Agreement. This Amendment constitutes the entire understanding and agreement between of the Members with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings between or among the Members respecting such subject matter.

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8.     Counterparts. This Amendment may be executed and delivered (including by facsimile transmission or as an attachment to an electronic mail message in “pdf” or similar format) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

THE COMPANY:

WALKER & DUNLOP, LLC

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

MEMBERS:

GREEN PARK FINANCIAL LIMITED PARTNERSHIP

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member

WALKER & DUNLOP, INC.

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

COLUMN GUARANTEED LLC

By:
Name:	Anand N. Gajjar
Title:	Authorized Person

WALKER & DUNLOP II, LLC

By:	Green Park Financial Limited Partnership, its Managing Member

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member

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EXHIBIT B

AMENDMENT NO. 2

TO THE

AMENDED AND RESTATED OPERATING AGREEMENT OF

WALKER & DUNLOP, LLC

THIS AMENDMENT NO. 2 (“Amendment”) to the Amended and Restated Operating Agreement of Walker & Dunlop, LLC, a Delaware limited liability company (the “Company”), dated January 30, 2009, as amended by Amendment No. 1 dated as of             , 2009 (the “Operating Agreement”), is entered into by and among Green Park Financial Limited Partnership (“GPF”), Walker & Dunlop, Inc. (“W&D”), Column Guaranteed LLC (“CGL”), Walker & Dunlop II, LLC (“Employee LLC”) and such other Persons who may be admitted as Members pursuant to the Operating Agreement from time to time, and is effective as of the       day of             , 2009. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

RECITALS

WHEREAS, the Company desires to be approved as a lender with the U.S. Department of Housing and Urban Development (“HUD”);

WHEREAS, in order to be approved as a HUD lender, the Company is required to amend its Operating Agreement to contain certain provisions required by HUD relating to vacancies in office and dissolution of the Company (the “HUD Requirements”);

WHEREAS, the Company and the Members desire to amend the Operating Agreement as set forth herein to satisfy the HUD Requirements;

WHEREAS, Section 15.4.1 of the Operating Agreement provides that the Operating Agreement may be amended at any time with the written consent of the Company and for so long as the CGL Members have an aggregate Common Sharing Percentage of at least 15%, Common Members who are the record owners of at least 75% of the then issued and outstanding Units; and

WHEREAS, GPF, W&D, CGL and Employee LLC are the record owners of all of the issued and outstanding Units.

NOW, THEREFORE, in consideration of the foregoing and of good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby consent and agree as follows:

1.     Amendment to Article I. The following definitions are hereby added to Section 1.1 of the Operating Agreement:

“CEO” has the meaning set forth in Section 5.5.

“COO” has the meaning set forth in Section 5.5.

“FHA” has the meaning set forth in Section 10.4.

2.     Amendment to Article V. Section 5.5 of the Operating Agreement is hereby amended and restated in its entirety as follows:

“Section 5.5 Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or other reason shall be filled in the manner prescribed in this Article V, or pursuant to authority delegated, by resolution or order of the Board of Managers. If the individual who holds the title of Chief Executive Officer (“CEO”) of the Company is for any reason incapable of performing the duties necessary to managing the business of the Company, then such individual who holds the title of Chief Operating Officer (“COO”) will assume the role of CEO and manage the Company sufficiently and to the best of his or her ability. If, at any time the foregoing appointee is for any reason incapable of managing the business of the Company, the person who holds the title of Chief Financial Officer will assume the role of CEO and manage the Company sufficiently and to the best of his or her ability.”

3.     Amendment to Article X.

a) Section 10.2 of the Operating Agreement is hereby amended and restated in its entirety as follows:

“Section 10.2 Dissolution Events. Subject to Section 10.4, the Company shall be dissolved and terminated upon the earlier to occur of the following (each a “Dissolution Event”):

(a)           the Bankruptcy or insolvency of the Company;

(b)           the decision by the Board to dissolve the Company; or

(c)           the dissolution of the Company by judicial decree or operation of law.”

b) Section 10.4 is hereby added to the Operating Agreement as follows:

“Section 10.4. HUD Requirement. The Company shall not dissolve, terminate or cease conducting business-related activities until all Federal Housing Administration (“FHA”) loans that the Company holds and/or services are designated to another FHA-approved mortgagee.”

4.     No Further Amendment. Except as hereby amended, the Operating Agreement shall remain unchanged and in full force and effect in accordance with its terms.

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5.     Headings. The various section headings in this Amendment are included herein for convenience of reference only, do not constitute a part of this Amendment for any other purpose, and shall not be considered in interpreting this Amendment.

6.     Severability. In the event one or more of the provisions of this Amendment is or becomes invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.     Entire Agreement. This Amendment constitutes the entire understanding and agreement between of the Members with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings between or among the Members respecting such subject matter.

8.     Counterparts. This Amendment may be executed and delivered (including by facsimile transmission or as an attachment to an electronic mail message in “pdf” or similar format) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

THE COMPANY:

WALKER & DUNLOP, LLC

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

MEMBERS:

GREEN PARK FINANCIAL LIMITED PARTNERSHIP

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member

WALKER & DUNLOP, INC.

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

COLUMN GUARANTEED LLC

By:
Name:	Anand N. Gajjar
Title:	Authorized Person

WALKER & DUNLOP II, LLC

By:	Green Park Financial Limited Partnership, its Managing Member

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member

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EXHIBIT C

AMENDMENT NO. 3

TO THE

AMENDED AND RESTATED OPERATING AGREEMENT OF

WALKER & DUNLOP, LLC

THIS AMENDMENT NO. 3 (“Amendment”) to the Amended and Restated Operating Agreement of Walker & Dunlop, LLC, a Delaware limited liability company (the “Company”), dated January 30, 2009, as amended by Amendment No. 1 dated as of            , 2009 and Amendment No. 2 dated as of            , 2009 (collectively, the “Operating Agreement”), is entered into by and among Green Park Financial Limited Partnership (“GPF”), Walker & Dunlop, Inc. (“W&D”), Column Guaranteed LLC (“CGL”), Walker & Dunlop II, LLC (“Employee LLC”) and such other Persons who may be admitted as Members pursuant to the Operating Agreement from time to time, and is effective as of the         day of             , 2009. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

RECITALS

WHEREAS, the Company and the Members desire to amend the Operating Agreement as set forth herein to provide the Board of Managers greater flexibility in authorizing and approving Distributions to the Members in accordance with Article IX of the Operating Agreement;

WHEREAS, Section 15.4.1 of the Operating Agreement provides that the Operating Agreement may be amended at any time with the written consent of the Company and for so long as the CGL Members have an aggregate Common Sharing Percentage of at least 15%, Common Members who are the record owners of at least 75% of the then issued and outstanding Units; and

WHEREAS, GPF, W&D, CGL and Employee LLC are the record owners of all of the issued and outstanding Units.

NOW, THEREFORE, in consideration of the foregoing and of good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby consent and agree as follows:

1.     Amendment to Article I. The following definition is hereby added to Section 1.1 of the Operating Agreement:

“Fiscal Quarter” means each three-month period ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

2.     Amendment to Article IX.

a)      Section 9.1.1(c) of the Operating Agreement is hereby amended and restated in its entirety as follows:

“(c) At the close of each Fiscal Quarter, GPF shall receive a distribution under this Section 9.1.1(c) equivalent to the excess, if any, of the aggregate amounts that GPF was entitled to receive for all prior Fiscal Quarters under Section 9.1.1(a) and (b) (determined without regard to the limitation in Section 9.1.1(d)) over the aggregate amount that GPF actually received for all prior Fiscal Quarters under Section 9.1.1 (a), (b) and (c).”

b)      Section 9.1.2 is hereby added to the Operating Agreement as follows:

“9.1.2 Residual Distributions. After accounting for GPF’s priority distributions and loans under Section 9.1.1 and Section 4.4.3, within 90 days after the Close of each Fiscal Quarter all remaining Cash Available for Distribution shall be distributed to the Members in proportion to their Sharing Percentages.”

c)      Section 9.2.6 is hereby added to the Operating Agreement as follows:

“9.2.6 No distributions shall be made pursuant to this Section 9.2 for a Fiscal Quarter or Fiscal Year, as applicable, unless and until all distributions and loans to GPF under Section 9.1.1 and Section 4.4.3 have been made for such Fiscal Quarter or Fiscal Year, as applicable.”

3.     No Further Amendment. Except as hereby amended, the Operating Agreement shall remain unchanged and in full force and effect in accordance with its terms.

4.     Headings. The various section headings in this Amendment are included herein for convenience of reference only, do not constitute a part of this Amendment for any other purpose, and shall not be considered in interpreting this Amendment.

5.     Severability. In the event one or more of the provisions of this Amendment is or becomes invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.     Entire Agreement. This Amendment constitutes the entire understanding and agreement between of the Members with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings between or among the Members respecting such subject matter.

7.     Counterparts. This Amendment may be executed and delivered (including by facsimile transmission or as an attachment to an electronic mail message in “pdf” or similar format) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

THE COMPANY:

WALKER & DUNLOP, LLC

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

MEMBERS:

GREEN PARK FINANCIAL LIMITED PARTNERSHIP

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member

WALKER & DUNLOP, INC.

By:
Name:	William M. Walker
Title:	President and Chief Executive Officer

COLUMN GUARANTEED LLC

By:
Name:	Anand N. Gajjar
Title:	Authorized Person

WALKER & DUNLOP II, LLC

By:	Green Park Financial Limited Partnership, its Managing Member

By:	Walker & Dunlop GP, LLC, its Managing General Partner

By:
Name:	William M. Walker
Title:	Managing Member